Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JULY 27, 2021

TO THE

PROSPECTUS DATED APRIL 30, 2021

INVESCO COMSTOCK PORTFOLIO

Effective immediately, Charles DyReyes no longer serves as portfolio manager of the Invesco Comstock Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Kevin Holt, Co-lead Manager, Devin Armstrong, Co-lead Manager, and James Warwick, Portfolio Manager, have managed the Portfolio since 2005, 2007 and 2007, respectively.

In the section entitled “Additional Information About Management – The Subadviser,” (i) the eighth paragraph is deleted in its entirety and (ii) the fifth paragraph is deleted in its entirety and replaced with the following:

The Portfolio is currently managed by Invesco’s Large Cap Value team. The team is made up of established investment professionals. Current members of the team include Kevin Holt, Devin Armstrong and James Warwick.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE